                                                                    EXHIBIT 99.7


THIS WARRANT, AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. THIS WARRANT, AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT, MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE ASSIGNED, EXCEPT UPON DELIVERY TO SUNRISE TELEVISION CORP. (THE "ISSUER") OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE ISSUER OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

                             STOCK PURCHASE WARRANT



Date of Issuance:                January 7, 2002            Certificate No. W-7

         For value received, SUNRISE TELEVISION CORP., a Delaware corporation ("Holdings"), hereby grants to LIN TELEVISION CORPORATION, a Delaware corporation ("Purchaser"), and its assigns and transferees, the right, subject to Section 1(a) hereof, to purchase from Holdings the Warrant Shares (as defined herein) at a price per share of $56.65 (subject to adjustment as provided herein, the "Exercise Price"). Certain capitalized terms used herein are defined in Section 2 hereof.

         This Warrant is subject to the following provisions:

         1. Exercise of Warrant.

               (a) Exercise Period. The purchase rights represented by this Warrant may only be exercised by the Registered Holder in accordance with
Section 1(b)(i) below at any time during the first Exit Event Period occurring after the date hereof (but in any event prior the expiration of such Exit Event Period); provided that if the Management Services Agreement is terminated by Holdings and STC for Cause, or by Purchaser without Good Reason, during any period set forth in the table below, then Purchaser shall immediately forfeit its right to purchase the number of Warrant Shares set forth opposite such period in the table set forth below (subject to adjustment as provided herein):

                   Period                                              Number of Warrant Shares Forfeited
                   ------                                              ----------------------------------
   From January 7, 2002 through and including
   April 6, 2002                                                                   139,780

   From April 7, 2002 through and including
   July 6, 2002                                                                    128,136

   From July 7, 2002 through and including October 6, 2002                         116,493

   From October 7, 2002 through and including January 6,                           104,849
   2003

   From January 7, 2003 through and including
   April 6, 2003                                                                    93,205

   From April 7, 2003 through and including
   July 6, 2003                                                                     81,562

   From July 7, 2003 through and including
   October 6, 2003                                                                  69,918

   From October 7, 2003 through and including
   January 6, 2004                                                                  58,274

   From January 7, 2004 through and including
   April 6, 2004                                                                    46,631

   From April 7, 2004 through and including
   July 6, 2004                                                                     34,989

   From July 7, 2004 through and including
   October 6, 2004                                                                  23,343

   From October 7, 2004 through and including
   January 6, 2005                                                                  11,700


and in any such event, this Warrant shall be deemed automatically modified to reduce the number of Warrant Shares available for exercise hereunder in accordance with the foregoing; and provided further, that in the event that the Management Services Agreement is terminated by any party thereto pursuant to
Section 8.1(h) thereof, then on such termination date any Warrant Shares that are then available for exercise hereunder shall be automatically forfeited, this Warrant shall be deemed automatically modified to reduce the number of Warrant Shares available for exercise hereunder to zero (0) and the Registered Holder shall immediately return this Warrant to Holdings.

         (b) Exercise Procedure.

               (i) This Warrant shall be deemed to have been exercised pursuant to Section 1(a) when all of the following items have been delivered to Holdings (the "Exercise Time"):

                  (1) a completed Exercise Agreement, in the form, set forth in Exhibit A hereto, executed by the Registered Holder;

                  (2) this Warrant;

                  (3) the aggregate Exercise Price (payable in the manner provided in subsection (viii) below); and

                  (4) such documentation as is described in Section 1(b)(vii) below.

               (ii) Certificates for Warrant Shares purchased upon exercise of this Warrant shall be delivered by Holdings to the Registered Holder within ten
(10) business days after the date of the Exercise Time together with any cash payable in lieu of a fraction of a share pursuant to Section 10 hereof.

               (iii) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Registered Holder at the Exercise Time, and the Registered Holder shall be deemed for all purposes to have become the record holder of such Warrant Shares at the Exercise Time.

               (iv) The issuance of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to the Registered Holder for any issuance tax in respect thereof or other cost incurred by Holdings in connection with such exercise and the related issuance of Warrant Shares; provided, that Holdings shall not be required to pay any taxes in respect of the Warrant and Warrant Shares with respect to any permitted transfer of the Warrant which taxes shall be paid by the transferee prior to the issuance of the Warrant Shares.

               (v) Holdings shall give to the Registered Holder not less than ten (10) business days prior written notice (an "Exit Event Notice") of the occurrence of an Exit Event (or, if the Exit Event is of the type specified in clause (iii) of the definition thereof, within ten (10) business days after Holdings receives notice of such event). Upon exercise of this Warrant during an Exit Event Period, such exercise shall be conditioned upon the consummation of such Exit Event, and such exercise shall not be deemed to be effective until immediately prior to the consummation of such Exit Event; provided, that in the event that such Exit Event is not consummated, such exercise will be deemed ineffective.

               (vi) Holdings shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant. All Warrant Shares which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free of preemptive rights, liens or charges in respect thereof.

               (vii) Upon exercise of this Warrant, Holdings may require customary representations and warranties from the Registered Holder or an opinion of counsel reasonably satisfactory to Holdings to assure that the issuance and sale of the Warrant Shares shall not require registration or qualification under the Securities Act or any state securities law.

               (viii) The aggregate Exercise Price shall be paid by the Registered Holder by certified or official bank check or by wire transfer of immediately available funds to an account designated by Holdings for this purpose; provided, however, that in its sole discretion, the Registered Holder may elect to pay the aggregate Exercise Price by the surrender of Warrant Shares (which surrender shall consist of Warrant Shares for which this Warrant is being exercised), and without the payment of the aggregate Exercise Price in cash, in return for the delivery to the Registered Holder of such number of Warrant Shares (rounded to the nearest whole share) equal to the product of (1) the number of Warrant Shares for which this Warrant is being exercised (as if the Exercise Price were being paid in cash) and (2) the Cashless Exercise Ratio.

         2. Definitions. The following terms have the meanings set forth below:

                  "Affiliate" has the meaning ascribed thereto in the Management Services Agreement.

                  "Cause" has the meaning ascribed thereto in the Management Services Agreement.

                  "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Fair Market Value of the Warrant Shares on the date of exercise over the Exercise Price on the date of exercise and denominator of which is the Fair Market Value of the Warrant Shares on the date of exercise.

                  "Class A Common Stock" means the Class A Common Stock of Holdings, par value $.01 per share.

                  "Class B Common Stock" means the Class B Common Stock of Holdings, par value $.01 per share.

                  "Common Stock" means a collective reference to Class A Common Stock and Class B Common Stock.

                  "Communications Act" shall have the meaning ascribed to it in
         Section 10(e).

                  "Credit Agreement" means that certain Amended and Restated Credit Agreement, dated as of July 2, 1998, among Holdings, STC, the lenders from time to time party thereto and JPMorgan Chase Bank, as administrative agent (as the same may from time to time be amended, amended and restated, replaced, supplemented or otherwise modified).

                  "DOJ" shall have the meaning ascribed to it in Section 10(e).

                  "Exercise Time" shall have the meaning ascribed to it in
         Section 1(b).

                  "Exit Event" means the occurrence of (i) a Sale of Holdings,
         (ii) an Initial Public Offering or (iii) the exercise of any other warrant issued by Holdings in accordance with the terms of such warrant at a time when this Warrant is not otherwise exercisable.

                  "Exit Event Notice" shall have the meaning ascribed to it in
         Section 1(b).

                  "Exit Event Period" means, (i) with respect to a proposed Exit Event of the type specified in clause (i) or (ii) of the definition thereof, the period beginning on the date the Exit Event Notice is given and ending on the date which is the tenth (10th) business day thereafter and (ii) with respect to an Exit Event of the type specified in clause (iii) of the definition thereof, the period beginning on the date the Exit Event Notice is given in respect of such Exit Event and ending on the fifth (5th) anniversary thereafter.

                  "Extraordinary Event" shall have the meaning ascribed to it in
         Section 4(b).

                  "Fair Market Value" means, (a) for the purposes of any determination being made in connection with an Initial Public Offering involving Common Stock, the initial price to the public for a share of such Common Stock being sold in such Initial Public Offering, (b) for the purposes of any determination being made in connection with an Initial Public Offering involving any capital stock other than Common Stock, the fair market value of one share of Common Stock as determined in good faith by the Board of Directors of Holdings (taking into consideration the initial price to the public for a share of such capital stock being sold in such Initial Public Offering) and (c) for other purposes, the fair market value of one share of Common Stock as determined in good faith by Holdings' Board of Directors.

                  "FCC" shall have the meaning ascribed to it in Section 10(e).

                  "FTC" shall have the meaning ascribed to it in Section 10(e).

                  "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own in excess of five percent (5%) of Holdings' capital stock on a fully-diluted basis (a "5% Owner"), who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner or such other Person. For purposes of this Warrant, LIN Holdings Corp. or any of its Subsidiaries shall be considered an "Independent Third Party".

                  "Initial Public Offering" means Holdings' first underwritten public offering of any series of Holdings' capital stock which has the unlimited right to participate in dividends and distributions upon the liquidation of Holdings.

                  "Licenses" shall have the meaning ascribed to it in Section 10(j).

                  "Management Services Agreement" means that certain Management Services Agreement, dated as of the date hereof, by and among Holdings, STC and Purchaser, as the same may from time to time be amended, restated, supplement or otherwise modified.

                  "Material Adverse Effect" shall have the meaning ascribed to it in Section 10(a).

                  "Person" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization or government or department or agency thereof.

                  "Registered Holder" means the holder of this Warrant as reflected in the records of Holdings maintained pursuant to Section 7.

                  "Sale of Holdings" means the sale of Holdings to an Independent Third Party or group (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) of Independent Third Parties, pursuant to which such party or parties acquire (i) capital stock of Holdings possessing the voting power under normal circumstances to elect a majority of Holdings' board of directors (whether by merger, consolidation, sale, transfer or exchange of Holdings' capital stock) or (ii) all or substantially all of Holdings' assets determined on a consolidated basis.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "STC" means STC Broadcasting, Inc.

                  "Subsidiary" has the meaning ascribed thereto in the Management Services Agreement.

                  "Warrant Shares" means 139,780 shares of Class B Common Stock issuable upon exercise of this Warrant, subject to adjustment or forfeiture as provided herein.

         3. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of Holdings.

         4. Adjustment to Warrant Shares.

               (a) Subdivision or Combination of Common Stock. If Holdings at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of shares issuable upon exercise of this Warrant will be proportionately increased and if Holdings at any time combines (by reverse stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of shares issuable upon exercise of this Warrant will be proportionately decreased, and in either case the Exercise Price shall be proportionately adjusted.

               (b) Consolidation, Merger, etc. If any consolidation or merger of Holdings with another Person or the sale of all or substantially all of its assets to another Person (each an "Extraordinary Event") shall be effected, then, as a condition of such Extraordinary Event, Holdings shall cause lawful and adequate provision to be made whereby the Registered Holder of this Warrant shall thereafter have the right to purchase and receive, upon exercise hereof and the payment of the exercise price, in lieu of the shares of Common Stock of Holdings immediately theretofore purchasable and receivable upon the exercise of this Warrant, such shares of stock, securities or property (including cash) as may be issued or payable with respect to or in exchange for a number of shares of Common Stock of Holdings immediately theretofore purchasable and receivable upon the exercise of this Warrant had such Extraordinary Event not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Registered Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or property thereafter deliverable upon the exercise hereof. The foregoing provisions shall similarly apply to successive Extraordinary Events. Holdings shall not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor Person (if other than Holdings) resulting from such consolidation or merger or the Person purchasing such assets shall assume by written instrument executed and mailed to the Registered Holder at the last address of the Registered Holder appearing on the books of Holdings, the obligation to deliver to the Registered Holder such shares of stock, securities or property as, in accordance with the foregoing provisions, such Registered Holder may be entitled to purchase or receive.

               (c) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or on or after the record date fixed for the determination of eligible stockholders shall have become entitled to receive, other or additional stock or other securities or property (other than cash) of Holdings by way of dividend, then and in each case this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of Holdings that the Registered Holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this
Section 4.

               (d) Certain Offerings. If Holdings shall issue to any Person any shares of Common Stock, or any rights, options or warrants entitling such Person to subscribe for or purchase shares of Common Stock (or securities convertible or exchangeable into Common Stock), at a price per share of Common Stock (or having a conversion or exchange price per share of Common Stock, if a security convertible or exchangeable into Common Stock) less than the Fair Market Value per share of Common Stock on the record date for such issuance (or the date of such issuance, if there is no record date, the Exercise Price to be in effect on and after such record date (or issuance date, as the case may be) shall be determined by multiplying the Exercise Price in effect immediately prior to such record date (or issuance date, as the case may be) by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding on such record date (or issuance date, as the case may be) plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of such Common Stock so to be offered (or the aggregate initial exchange or conversion price of the exchangeable or convertible securities so to be offered) would purchase at such Fair Market Value on such record date (or issuance date, as the case may be) and (ii) the denominator of which shall be the number of shares of Common Stock outstanding on such record date (or issuance date, as the case may be) plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible securities to be offered are initially exchangeable or convertible). In case such subscription price may be paid in part or in whole in a form other than cash, the fair value of such consideration shall be determined by the Board of Directors of Holdings in good faith as set forth in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary. Such adjustments shall be made successively whenever such an issuance occurs; and in the event that such rights, options, warrants or convertible or exchangeable securities are not so issued or expire or cease to be convertible or exchangeable before they are exercised, converted or exchanged (as the case may be), then the Exercise Price shall again be adjusted to the Exercise Price that would then be in effect if such issuance had not occurred, but such subsequent adjustment shall not affect the number of Warrant Shares issued upon any exercise of the Warrant prior to the date such subsequent adjustment is made. No adjustment shall be made pursuant to this Section 4(d) in connection with (i) the issuance of options pursuant to Holdings' 2002 Stock Option Plan and the subsequent exercise of such options, (ii) the issuance of shares of Common Stock or options to purchase Common Stock to officers, directors or employees of, or consultants to, Holdings pursuant to a stock grant, stock option plan, purchase plan or other employee stock incentive program or agreement approved by the Board of Directors of Holdings or (iii) for any issuance of any rights, options, warrants or convertible or exchangeable securities issued in connection with any Indebtedness permitted to be incurred by Holdings pursuant to the Credit Agreement.

               (e) No Impairment. Holdings will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by Holdings, but will at all times in good faith assist in carrying out all the provisions of this Section 4 and in taking all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment or dilution in value.

               (f) Notice of Adjustment. Upon any adjustment or other change relating to (i) the securities purchasable upon the exercise of this Warrant or
(ii) the Exercise Price, then, and in each such case, Holdings shall give written notice thereof, by first class mail, postage prepaid, addressed to the Registered Holder at the address of such Registered Holder as shown on the books of Holdings, which notice shall state the increase or decrease in the number or other denominations of securities purchasable upon the exercise of this Warrant and the Exercise Price thereof setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         5. Replacement. Upon receipt of evidence satisfactory to Holdings (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to Holdings or, in the case of any such mutilation upon surrender of such certificate, Holdings shall, at the expense of the Registered Holder, execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         6. Notices.

               (a) Except as otherwise expressly provided herein, all notices and deliveries referred to in this Warrant shall be in writing, shall be delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid, or sent via nationally recognized overnight courier or via facsimile and shall be deemed to have been given when so delivered (or when received, if delivered by any other method) if sent (i) to Holdings, at its principal executive offices and (ii) to the Registered Holder, at such holder's address as it appears in the records of Holdings (unless otherwise indicated by the Registered Holder).

               (b) In case:

                  (i) Holdings shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (ii) of any capital reorganization of Holdings, any reclassification of the capital stock of Holdings, any consolidation or merger of Holdings with or into another Person, or any conveyance of all or substantially all of the assets of Holdings to another Person, or

                  (iii) of any voluntary dissolution, liquidation or winding-up of Holdings,

then, and in each such case, Holdings shall mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right or
(B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place and the time, if any, is to be fixed, as of which the holders of record of the Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least ten (10) business days prior to the date therein specified.

         7. Warrant Register. Holdings shall maintain at its principal executive offices books for the registration and the registration of transfer of the Warrant. Upon any transfer of the Warrant (in whole or in part), the Registered Holder shall deliver to Holdings a Transfer Agreement substantially in the form set forth in Exhibit B hereto. Holdings, at its expense, shall issue to or on the order of the Registered Holder a new warrant or warrants of like kind in the name of the Registered Holder or its transferee, as applicable. Holdings may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

         8. Fractions of Shares. Holdings may, but shall not be required to, issue a fraction of a Warrant Share upon the exercise of this Warrant. As to any fraction of a share which Holdings elects not to issue, Holdings shall make a cash payment in respect of such fraction in an amount equal to the same fraction of the Fair Market Value of a Warrant Share on the date of such exercise as determined by the Board of Directors of Holdings in its reasonable discretion.

         9. Amendments.

               (a) No waiver, amendment or modification hereof, other than adjustments to the number of Warrant Shares or the Exercise Price as provided herein, shall be effective except pursuant to a writing executed by Holdings and acknowledged by the Registered Holder.

               (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         10. Representations and Warranties.

               (a) Holdings and each of its Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing, as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of Holdings and its Subsidiaries taken as a whole (a "Material Adverse Effect").

               (b) The authorized capital stock of Holdings consists of:
1,250,000 shares of Class A common stock, $0.01 par value per share, of which 1 share is issued and outstanding; 1,252,000 shares of Class B common stock, $0.01 par value per share, of which 891,499 shares are issued and outstanding. All of the outstanding shares of capital stock of Holdings have been duly and validly authorized and issued, are fully paid and non-assessable. The authorized capital stock of STC consists of 1,000 shares of common stock, $0.01 par value per share, all of which are issued and outstanding; and 1,000,000 shares of preferred stock, $0.01 par value per share, of which (i) 597,000 shares are designated as 14% Redeemable Preferred Stock, 300,000 of which are issued and outstanding and (ii) 100,000 shares are designated as Preferred Stock, Series B, of which 25,000 shares are issued and outstanding. All of the outstanding shares of capital stock of STC have been duly and validly authorized and issued, are fully paid and non-assessable. All of the outstanding shares of common stock of STC and all of the outstanding shares of Preferred Stock, Series B of STC are owned by Holdings.

               (c) Holdings has all requisite corporate power and authority to execute and deliver this Warrant and to perform its obligations hereunder.

               (d) This Warrant has been duly authorized, executed and delivered by Holdings and constitutes the valid and legally binding agreement of Holdings, enforceable against Holdings in accordance with its terms, except (i) to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and (ii) to the extent that the enforceability of rights to indemnification and contribution thereunder may be limited by federal or state securities laws or regulations or the public policy underlying such laws or regulations.

               (e) The execution, delivery and performance by Holdings of this Warrant and compliance by Holdings with the terms hereof and the consummation by Holdings of the transactions contemplated hereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Holdings or any of its Subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which Holdings or any of its Subsidiaries is a party or by which Holdings or any of its Subsidiaries is subject, except for any such conflict, breach, violation, default, lien, charge or encumbrance that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; nor will such actions result in any violation of the provisions of the charter or bylaws of Holdings or any of its Subsidiaries; or any statute or any order, rule or regulation (including the Communications Act of 1934, as amended (the "Communications Act"), and the rules and regulations of the Federal Communications Commission (the "FCC") thereunder) of any court or arbitrator or governmental agency or body (including the FCC) having jurisdiction over Holdings or any of its Subsidiaries or any of their properties or assets, except for any such conflict, breach, violation, default, lien, charge or encumbrance that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body (including the FCC, the Federal Trade Commission (the "FTC") and the Department of Justice (the "DOJ")) is required for the execution, delivery and performance by Holdings of this Warrant and compliance by Holdings with the terms hereof and the consummation of the transactions contemplated hereby, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) that have been obtained or made prior to the date hereof and (ii) that from time to time, Holdings or its Subsidiaries may be required to obtain from or make with the FCC in the ordinary course of business.

               (f) The audited financial statements (including the related notes) for the year ended December 31, 2000, previously delivered to the Registered Holder have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present in all material respects the financial condition and the results of operations and cash flows of the entities purported to be covered thereby for the respective periods indicated except as otherwise disclosed therein. The unaudited financial statements for the eleven months ended November 30, 2001, previously delivered to the Registered Holder, fairly present in all material respects the financial condition and the results of operations and cash flows of the entities purported to be covered thereby for the respective periods indicated except as otherwise disclosed therein.

               (g) There are no legal or governmental proceedings (including before or by the FCC, the FTC or the DOJ) pending to which Holdings or any of its Subsidiaries is a party or of which any property or assets of Holdings or any of its Subsidiaries or Affiliates is the subject which, singularly or in the aggregate, if determined adversely to Holdings or any of its Subsidiaries or Affiliates, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of Holdings no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (h) No injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to Holdings or any of its Subsidiaries which would prevent or suspend the issuance or sale of this Warrant or the Warrant Shares; no action, suit or proceeding is pending against or, to the best knowledge of Holdings, threatened against or affecting Holdings or any of its Subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of this Warrant or the Warrant Shares or in any manner draw into question the validity or enforceability of this Warrant or any action taken or to be taken pursuant hereto.

               (i) Neither Holdings nor any of its Subsidiaries is (i) in violation of its charter or bylaws, (ii) in default in any material respect and no events has occurred which, with notice or lapse of time or both, would constitute such a default in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, other than any default or other event that could not reasonably be expected to have a Material Adverse Effect or (iii) in violation in any material respect of any applicable law, ordinance, court decree, governmental rule or regulation (including the Communications Act and the rules and regulations of the FCC thereunder) to which it or its property or assets may be subject, other than any violation that could not reasonably be expected to have a Material Adverse Effect.

               (j) Holdings and each of its Subsidiaries possess all material license, orders, certificates, authorizations, approvals and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies (including the FCC and the DOJ) that are necessary for the ownership of their respective properties or the conduct of their respective businesses, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and neither Holdings nor any of its Subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit that is generally renewable in the ordinary course or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course. The licenses issued with respect to Holdings and its Subsidiaries' television broadcast station by the FCC (the "Licenses") are validly issued and in full force and effect with no restrictions or qualifications (other than standard restrictions or qualifications usually on similar license) that would, singly or in the aggregate, have a Material Adverse Effect. No event has occurred that permits, or with notice or lapse of time or both would permit, and no legal governmental proceeding has been instituted or threatened that could cause, the revocation or termination of any of the Licenses or that might result in any other impairment or modification of the rights of Holdings or any Subsidiary thereof that in any such case would, singly or in the aggregate, have a Material Adverse Effect. Holdings has no reason to believe that any License issued by the FCC will not be renewed in the ordinary course.

               (k) Holdings and each of its Subsidiaries have insurance covering their respective properties , operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are in Holdings' opinion adequate to protect Holdings and its Subsidiaries and their respective businesses.

               (l) Holdings and each of its Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and to the knowledge of Holdings, the conduct of their respective businesses does not conflict in any material respect with, and Holdings and its Subsidiaries have not received any notice of any claim of conflict with, any such rights of others that, in either case, would reasonably be expected to have a Material Adverse Effect;

               (m) Holdings and each of its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of Holdings and its Subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects other than (i) liens and encumbrances permitted under the Credit Agreement and (ii) liens, encumbrances and defects that do not materially interfere with the use made and proposed to be made of such property by Holdings and its Subsidiaries or could not reasonably be expected to have a Material Adverse Effect.

               (n) No labor disturbance by or dispute with the employees of Holdings or any of its Subsidiaries exists or, to the best knowledge of Holdings, is imminent, which could reasonably be expected to have a Material Adverse Effect.

               (o) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release or threatened release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by Holdings or any of its Subsidiaries (or, to the best knowledge of Holdings, any other entity (including any predecessor) for whose acts or omissions Holdings or any of its Subsidiaries is or could reasonably be expected to be liable) upon any property now or previously owned or leased by Holdings or any of its Subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit, which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which Holdings or any of its Subsidiaries has knowledge, except for any such disposal, discharge, emission or other release of any kind which would not have, singularly or in the aggregate with all such disposal, discharge, emission and other release, a Material Adverse Effect.

               (p) Except as described on Schedule 10(p) hereto, as of the date hereof there are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity or other ownership interest in Holdings or any of its Subsidiaries. As of the date hereof, the Warrant Shares constitute twelve and one-half percent (12.5%) of the Common Stock of Holdings, on a fully-diluted basis.

               (q) Since December 31, 2001, (i) neither Holdings nor any of its Subsidiaries has incurred any liability or obligation, direct or contingent, other than in the ordinary course of business, which would, singly or in the aggregate, have a Material Adverse Effect and (ii) neither Holdings nor any of its Subsidiaries has entered into any material transaction other than in the ordinary course of business other than the transactions contemplated by the Management Services Agreement.

         11. Survival. The representations, warranties and covenants made by Holdings in this Warrant shall survive the execution and delivery of this Warrant and any exercise, conversion or transfer of this Warrant in accordance with its terms.

         12. Additional Terms; Descriptive Headings; Governing Law. The definitions of Section 2 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references to Sections shall be deemed references to Sections of this Warrant, unless the context shall otherwise require. The terms "this Warrant", "hereof", "hereunder" and similar expressions refer to this Warrant as a whole and not to any particular Section or other portion hereof and include any amendments, modifications or supplements hereto. The conjunction "or" shall be understood in its inclusive sense (and/or). The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. THE PROVISIONS OF THIS WARRANT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION WHICH WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, Holdings has caused this Warrant to be signed and attested by its duly authorized officers and to be dated the date hereof.

                                        SUNRISE TELEVISION CORP.



                                        By:  /s/ David A. Fitz
                                             ---------------------------------
                                        Name:    David A. Fitz
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

                                    Exhibit A
                                       to
                             Stock Purchase Warrant

                               EXERCISE AGREEMENT

To:                                        Dated:
   ------------------------------                -----------------------------

         The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W- ), hereby agrees to subscribe for the purchase of _________ Warrant Shares covered by such Warrant.


                                           Signature:
                                                     --------------------------

                                           Name:
                                                -------------------------------

                                           Address:
                                                   ----------------------------

                                    Exhibit B
                                       to
                             Stock Purchase Warrant

                           FORM OF TRANSFER AGREEMENT



         FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers unto



Name
    ---------------------------------------------------------------------------
                  (please typewrite or print in block letters)

Address ________________________________________ its right to purchase
_____________ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint Attorney, to transfer the same on the books of Holdings, with full power of substitution in the premises.


  Date:
       ---------------------------



                                            Signature:
                                                      -------------------------

                                            Name:
                                                 ------------------------------

                                            Address:
                                                    ---------------------------

                                 Schedule 10(p)
                                       to
                             Stock Purchase Warrant

[ ]      Option to purchase 1,000 shares of Common Stock granted to John
         Massey;

[ ]      Option to purchase 1,000 shares of Common Stock granted to William
         Cunningham;

[ ] Warrants to purchase up to 8,192.22 shares of Common Stock granted to J.P. Morgan Partners (BHCA), L.P. (f/k/a Chase Equity Associates, L.P.);

[ ] Warrants to purchase up to 714.352 shares of Common Stock granted to HM3 Coinvestors, L.P.;

[ ] Warrants to purchase up to 20,130.148 shares of Common Stock granted to Hicks, Muse, Tate & Furst Equity Fund III, L.P.